UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2017

Steel Partners Holdings L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 520-2300

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), entered into an Agreement and Plan of Merger, dated as of June 26, 2017 (the “Merger Agreement”), with Handy Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Handy & Harman Ltd., a Delaware corporation (the “Company”), pursuant to which, on September 13, 2017, Parent and Merger Sub commenced an offer (the “Offer”) to exchange for each outstanding share of common stock, par value $0.01 per share (the “Shares”), of the Company not already owned by Parent or any entity that is an affiliate of Parent, 1.484 6.0% Series A preferred units, no par value (the “Parent Preferred Units”), of Parent (the “Transaction Consideration”), together with cash in lieu of any fractional Parent Preferred Units, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and the related letter of transmittal filed by Parent with the Securities and Exchange Commission on September 13, 2017 (together with any amendments and supplements thereto).

Item 1.01.	Entry into a Material Definitive Agreement.

On October 12, 2017, in connection with the issuance of the Parent Preferred Units pursuant to the Offer and the Merger (as defined below), Steel Partners Holdings GP Inc., Parent’s general partner, entered into the Seventh Amended and Restated Agreement of Limited Partnership of Parent (the “Limited Partnership Agreement”). Pursuant thereto, the provision of the Limited Partnership Agreement that provides for Parent to offer to repurchase or redeem, for cash on a pro rata basis, 20% of the Parent Preferred Units by February 7, 2020 was amended to reflect the number of Parent Preferred Units to be issued in the Offer and the Merger.

The above description of the Limited Partnership Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Limited Partnership Agreement, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Offer expired as scheduled at 12:00 midnight, New York City time, at the end of October 11, 2017 (the “Expiration Date”). Based on the information provided to Parent by American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the Expiration Date, 2,352,456 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 89.5% of the outstanding Shares (including Shares owned by Parent and its affiliated entities) and approximately 58.6% of the outstanding Shares not owned by Parent or any of its affiliates.  The Minimum Tender Condition and the Majority of the Minority Tender Condition (each as defined in the Merger Agreement), as well as all other conditions to the Offer, having been satisfied, on October 12, 2017, Merger Sub accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On October 12, 2017, pursuant to the terms of the Merger Agreement, without a vote or meeting of the Company’s stockholders, pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by the Company or any of its subsidiaries, Parent, Merger Sub or any other subsidiary of Parent, or held by stockholders who have properly and validly perfected their statutory rights of appraisal in respect of such Shares under Delaware law), was cancelled and converted into the right to receive the Transaction Consideration, without interest and subject to any required tax withholding. The Shares will no longer be listed on the Nasdaq Capital Market and will be deregistered under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 of this report is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 1.01 of this report is hereby incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On October 12, 2017, Parent issued a press release announcing the expiration and results of the Offer. A copy of such press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2017, by and among Steel Partners Holdings L.P., Handy Acquisition Co. and Handy & Harman Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on June 26, 2017).
3.1	Seventh Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of October 12, 2017.
99.1	Press Release dated October 12, 2017 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on October 12, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2017	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc. Its General Partner

	By:	/s/ Douglas B. Woodworth
		Name:	Douglas B. Woodworth
		Title:	Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2017, by and among Steel Partners Holdings L.P., Handy Acquisition Co. and Handy & Harman Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on June 26, 2017).
3.1	Seventh Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of October 12, 2017.
99.1	Press Release dated October 12, 2017 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on October 12, 2017).